Finance income and costs (Tables)	6 Months Ended
Sep. 30, 2023
Analysis of income and expense [abstract]
Schedule of finance income and costs

		2023	2022¹
Six months ended 30 September	Notes	£m	£m
Finance income
Interest income from financing activities		52	14
Net interest on pensions and other post-retirement benefit obligations		51	41
Net losses on financial assets at fair value through profit and loss		(8)	(32)
Other interest income		20	14
		115	37
Finance costs
Interest expense on financial instruments[2]		(903)	(878)
Unwinding of discount on provisions		(50)	(42)
Other interest		(8)	8
Net gains on derivative financial instruments[3]		34	140
Less: interest capitalised[4]		127	111
		(800)	(661)

Net finance costs		(685)	(624)
1.Comparative amounts have been re-presented to reflect the classification of the FAA option as held for sale and within discontinued operations.
2.Finance costs include principal accretion on inflation-linked debt of £149 million (2022: £240 million) and income related to principal accretion on inflation-linked swaps of £18 million (2022: £5 million expense).
3.Includes a net foreign exchange gain on borrowing activities, offset by foreign exchange losses and gains on financing derivatives measured at fair value.
4.Interest on funding attributable to assets in the course of construction in the current period was capitalised at a rate of 4.7% (2022: 4.3%). In the UK, capitalised interest qualifies for a current year tax deduction with tax relief claimed of £21 million (2022: £13 million). In the US, capitalised interest is added to the cost of property, plant and equipment and qualifies for tax depreciation allowances